UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

CHANTICLEER HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

The purpose of this Schedule 14A is to file a letter from Chanticleer Holdings, Inc. that will be delivered to its stockholders beginning on February 14, 2020 advising them of a change in date of the special meeting of stockholders.

CHANTICLEER HOLDINGS, INC.

7621 Little Avenue, Suite 414

Charlotte, NC 28226

(704) 366-5122

NOTICE OF DATE CHANGE FOR THE
SPECIAL MEETING OF STOCKHOLDERS TO WEDNESDAY MARCH 18, 2020

To the Stockholders of Chanticleer Holdings, Inc.:

Chanticleer Holdings, Inc. (“Chanticleer”) has changed the date of its upcoming special meeting of stockholders (the “Special Meeting”) called for the purpose of approving certain proposals relating to the Agreement and Plan of Merger, dated October 10, 2019, as amended, among Chanticleer, Sonnet BioTherapeutics, Inc. and Biosub Inc. (the “Merger Agreement”), from March 24, 2020 to Wednesday March 18, 2020 at 9:00 a.m., local time, to be held at the offices of Lowenstein Sandler LLP located at One Lowenstein Drive, Roseland, NJ 07068.

There is no change to the proposals to be presented to our stockholders for consideration at the Special Meeting.

The proxy statement/prospectus/information statement is available at http://onlineproxyvote.com/burg/.

Your continuing interest in Chanticleer is very much appreciated.

Sincerely,

/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer

Additional Information about the Merger Agreement and Where to Find It

In connection with the Merger Agreement, Chanticleer has filed relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that has been filed and contained a proxy statement/prospectus/information statement, and which registration statement was declared effective on February 11, 2020. A definitive proxy statement/prospectus/information statement was filed on February 11, 2020, and is expected to be mailed to stockholders on February 14, 2020. INVESTORS AND SECURITY HOLDERS OF CHANTICLEER AND SONNET ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHANTICLEER, SONNET AND THE MERGER AGREEMENT. The proxy statement/prospectus/information statement and other relevant materials (when they become available), and any other documents filed by Chanticleer with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Chanticleer by directing a written request to: Chanticleer Holdings, c/o Michael D. Pruitt, Chief Executive Officer, 7621 Little Avenue, Suite 414, Charlotte, NC 28226. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger Agreement.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under or applicable exemption from the securities laws of any such jurisdiction.

Participants in the Solicitation

Chanticleer and its directors and executive officers and Sonnet and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Chanticleer in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Chanticleer and their ownership of shares of Chanticleer’s Common Stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on April 1, 2019, and in subsequent documents filed with the SEC, including the proxy statement/prospectus referred to above. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will also be included in the joint prospectus/proxy statement and other relevant materials to be filed with the SEC when they become available. These documents are available free of charge at the SEC web site (www.sec.gov) and from the Chief Executive Officer at Chanticleer at the address described above.

Forward-Looking Statements

This report contains forward-looking statements based upon Chanticleer’s and Sonnet’s current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Chanticleer and Sonnet generally identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. Chanticleer and Sonnet have based these forward-looking statements largely on their then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of Chanticleer’s and Sonnet’s control. Chanticleer’s and Sonnet’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with Chanticleer’s ability to obtain the shareholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the Merger Agreement; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, (iv) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; and (v) those risks detailed in Chanticleer’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by Chanticleer from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither Chanticleer nor Sonnet can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Chanticleer and Sonnet undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.